UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2010

____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 338-9119
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 11, 2010, the stockholders of National Instruments Corporation (“NI”) approved the NI 2010 Incentive Plan (the “2010 Plan”) at the NI 2010 annual meeting of stockholders upon the recommendation of the NI Board of Directors.  The 2010 Plan replaces NI’s 2005 Incentive Plan (the “2005 Plan”), which expired in May 2010, and provides for the grant of restricted stock and restricted stock units to eligible employees, directors and consultants.  The number of shares reserved for issuance under the 2010 Plan consists of 2,000,000 shares of Common Stock, plus the number of shares reserved but unissued under the 2005 Plan and any shares returned to the 2005 Plan or NI’s 1994 Incentive Stock Option Plan as a result of termination of options or repurchase of shares issued under such plans.  Awards under the 2010 Plan will be made by the NI Board of Directors or any of its committees from time to time under the terms of the 2010 Plan but the amount payable to any individual participant under such plan is not determinable at this time.

The 2010 Plan is filed as Exhibit 10.1 to this Form 8-K.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

At the NI annual meeting of stockholders held on May 11, 2010, the stockholders elected each of the following individuals to serve on the Board of Directors for a term of three years, or until his successor is duly elected and qualified.

Nominees	Votes For	Votes Withheld	Broker Non Votes
James J. Truchard	64,846,341	1,052,118	8,514,009
John M. Berra	65,483,309	415,150	8,514,009

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non Votes
Proposal to approve the 2010 Plan	52,600,965	9,347,835	3,949,659	8,514,009
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010	74,254,534	130,006	27,928

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.		Description

10.1		National Instruments Corporation 2010 Incentive Plan*
	*	Incorporated by reference to Exhibit A of the National Instruments Corporation proxy statement dated and filed on April 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ DAVID G. HUGLEY
David G. Hugley Vice President & General Counsel; Secretary

Date:  May 17, 2010